Equity-Based Compensation	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Disclosure Of Compensation Related Costs Sharebased Payments [Abstract]
Equity-Based Compensation
Note 11.	Equity-Based Compensation

2013 Equity Incentive Plan

On January 24, 2013, the Board of Directors of the Company adopted the 2013 Equity Incentive Plan (the “Plan”). In connection with the adoption of the Plan, 500,000 shares of common stock were reserved for issuance pursuant to the Plan, with automatic increases in such reserve available each year annually on January 1 from 2014 through 2023 equal to the lesser of (i) 3.0% of the total outstanding shares of common stock as of December 31 of the immediately preceding year or (ii) a number of shares of common stock determined by the Board of Directors, provided that the maximum number of shares authorized under the Plan will not exceed 1,992,242 shares, subject to certain adjustments.

On January 24, 2013, the Board of Directors authorized awards of 180,000 incentive stock options (“ISOs”) under the Plan to certain employees, which grants were effective contemporaneously with the initial public offering of the Company at an exercise price determined by the initial offering price ($18.00 per share). These awards vest in one-third increments on the first, second and third anniversaries of the grant date, respectively, and expire on February 6, 2023.

On January 24, 2013, the Board of Directors authorized awards of 10,000 shares of restricted stock under the Plan to certain members of the Board of Directors, which grants were effective contemporaneously with the initial public offering of the Company. These awards vest in one-third increments on the first, second and third anniversaries of the grant date, respectively.

On March 11, 2013, the Board of Directors authorized an award of 10,000 shares of restricted stock under the Plan to an executive of the Company. This award vests vest in one-third increments on the first, second and third anniversaries of the grant date, respectively.

The following table summarizes the total equity-based compensation expense recognized for all ISOs and restricted stock awards:

	Quarter Ended June 30, 2013	Six Months Ended June 30, 2013
Equity-based compensation expense recognized:
ISOs	$161	$257
Restricted stock	39	54

Total equity-based compensation expense before income taxes	$200	$311
Benefit for income taxes*	—	—

Total equity-based compensation expense net of income taxes	$200	$311

*	The benefit for income taxes from equity-based compensation has been determined to be $0 based on a full valuation allowance against net deferred tax assets for both the quarter and six months ended June 30, 2013. In the absence of a full valuation allowance, the tax benefit derived from equity-based compensation would be approximately $34 and $51 for the quarter and six months ended June 30, 2013, respectively.

At June 30, 2013, total future compensation expense related to unvested awards yet to be recognized by the Company was approximately $1,672 for ISOs and $412 for restricted stock awards. Total future compensation expense related to unvested awards yet to be recognized by the Company is expected to be recognized over a weighted-average remaining vesting period of approximately 2.7 years.

The fair value of ISOs was estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions:

Weighted average fair value per ISO	$11.03
Volatility	68.70%
Average risk-free interest rate	1.07%
Dividend yield	0.00%
Expected term (years)	6.0

Expected volatility has been estimated based on historical volatilities of certain peer group companies over the expected term of the awards, due to the fact that prior to issuance, the Company was a nonpublic entity. The average risk-free rate is based on a weighted average yield curve of risk-free interest rates consistent with the expected term of the awards. Expected dividend yield is based on historical dividend data as well as future expectations. Expected term has been calculated using the simplified method as the Company does not have sufficient historical exercise experience upon which to base an estimate.

The activity for ISOs for the six months ended June 30, 2013, was as follows:

	Number of ISOs	Weighted Average Exercise Price	Weighted Average Grant Date Fair Value

Outstanding at January 1, 2013	—	$—	$—
ISOs granted	180,000	$18.00	$11.03
ISOs forfeited	(5,000)	$18.00	$11.03

Outstanding at June 30, 2013	175,000	$18.00	$11.03

ISOs exercisable	—	$—	$—
ISOs expected to vest	175,000	$18.00	$11.03

At June 30, 2013, the aggregate intrinsic value of both unvested ISOs and ISOs expected to vest was approximately $7,651. The weighted average remaining contractual term of ISOs expected to vest at June 30, 2013, was approximately 9.6 years.

The activity for restricted stock awards for the six months ended June 30, 2013, was as follows:

	Shares of Restricted Stock	Weighted Average Grant Date Fair Value

Outstanding at January 1, 2013	—	$—
Restricted shares granted	20,000	$23.26
Restricted shares forfeited	—	$—

Outstanding at June 30, 2013	20,000	$23.26

Restricted shares vested	—	$—
Restricted shares expected to vest	20,000	$23.26

Other

In May 2012, the Company’s majority member completed the sale of 300,000 common units of the former limited liability company to another existing member of the former limited liability Company for $1.25 per unit. The fair value of these common units on the measurement date was $7.20 per common unit. The Company recognized compensation expense of approximately $1,785 during the quarter ended June 30, 2012, in connection with the sale of these common units which has been recorded in selling, general and administrative expenses in the condensed statement of consolidated operations and comprehensive loss.

Determining the fair value of the common units required complex and subjective judgments. The Company used the sale of a similar security in an arms-length transaction with unrelated parties to estimate the value of the enterprise at the measurement date, which included assigning a value to the similar security’s rights, preferences and privileges, relative to the common units. The enterprise value was then allocated to the Company’s outstanding equity securities using a Black-Scholes option pricing model. The option pricing required certain estimates to be made, including: (i) the anticipated timing of a potential liquidity event (less than one year), (ii) volatility (65.0%) estimated based on historical volatilities of peer group companies, and (iii) a risk-free interest rate (0.2%).

Note 12. Equity-Based Compensation

In May 2012, the Company’s majority member completed the sale of 300,000 common units to an existing member of the Company for $1.25 per unit. In July and August of 2012, the Company’s majority member completed the sale of additional common units to two employees under the terms described above. The fair value of these common units on the measurement date was $7.20 per common unit. The Company recognized compensation expense of approximately $7,735 during 2012 in connection with the sale of these common units.

Determining the fair value of the common units required complex and subjective judgments. The Company used the sale of a similar security in an arms-length transaction with unrelated parties to estimate the value of the enterprise at the measurement date, which included assigning a value to the similar security’s rights, preferences and privileges, relative to the common units. The enterprise value was then allocated to the Company’s outstanding equity securities using a Black-Scholes option pricing model. The option pricing model involves making estimates such as: the anticipated timing of a potential liquidity event (less than one year), volatility of our equity securities (65.0%), and risk-free interest rate (0.16%). Changes in these assumptions could materially impact the value assigned to the common units.